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Exhibit 10.2(a)

                       FIRST AMENDMENT TO CREDIT AGREEMENT


         This FIRST AMENDMENT TO CREDIT AGREEMENT (this "AMENDMENT"), dated as of December 11, 2003, is among FFE TRANSPORTATION SERVICES, INC. (the "BORROWER"), each of the banks or other lending institutions which is or may from time to time become a party to the Agreement (hereinafter defined) (each a "BANK" and collectively, the "BANKS"), COMERICA BANK, successor-by-merger with Comerica Bank-Texas ("COMERICA"), as administrative agent for the Banks (in such capacity, together with its successors in such capacity, the "ADMINISTRATIVE AGENT"), and as issuer of Letters of Credit under the Agreement (in such capacity, together with its successors in such capacity, the "ISSUING BANK"), and LASALLE BANK NATIONAL ASSOCIATION, a national banking association ("LASALLE"), as Syndication Agent (in such capacity, together with its successors in such capacity, the "SYNDICATION AGENT"), and as Collateral Agent (in such capacity, together with its successors in such capacity, the "COLLATERAL AGENT").

                                    RECITALS:
         A. The Borrower, the Banks, the Issuing Bank and the Administrative Agent have entered into that certain Credit Agreement dated as of May 30, 2002 (the "CREDIT AGREEMENT").

         B. The parties hereto now desire to amend the Agreement as provided herein.

                                   AGREEMENTS:
         In consideration of the premises and the mutual agreements herein set forth, Borrower and Administrative Agent hereby agree as follows:

                                   ARTICLE I
                         AMENDMENTS TO CREDIT AGREEMENT

         SECTION 1.1. CAPITAL EXPENDITURES. Effective as of the date hereof,
Section 5.2(h) of the Credit Agreement is hereby amended to read in its entirety as follows:

         (h) CAPITAL EXPENDITURES. Permit the aggregate amount of all Capital Expenditures made by the Companies, during any, twelve (12) month period (net of the proceeds of the sale or exchange of any fixed assets), to exceed $25,000,000.

         SECTION 1.2. COMPLIANCE CERTIFICATE. Effective as of the date hereof, EXHIBIT D to the Agreement is hereby amended to read in its entirety as set forth on Annex 1 hereto.

                                   ARTICLE II
                              CONDITIONS PRECEDENT

         SECTION 2.1. CONDITIONS PRECEDENT. The effectiveness of this Amendment and the agreement by the Administrative Agent to modify the Credit Agreement as herein provided are subject to satisfaction of the following conditions precedent, unless waived in writing by the Administrative Agent:
         (a) The representations and warranties contained herein or in any Loan Documents shall be true and correct as of the date hereof and thereof, as if made on the date hereof.


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         (b) No Event of Default shall have occurred and be continuing and no
Default shall exist, unless such Event of Default or Default has been specifically waived in writing by Administrative Agent.
         (c) Borrower shall have delivered, or cause to be delivered to Administrative Agent an executed counterpart of this Amendment.
         (d) Borrower shall have delivered, or cause to be delivered to Administrative Agent such other documents relating to the transactions contemplated under this Amendment as Administrative Agent may reasonably request.

                                  ARTICLE III
                                  DEFINED TERMS

         SECTION 3.1. DEFINED TERMS. Each capitalized term not otherwise defined herein shall have the meaning assigned to such term in the Credit Agreement.

                                   ARTICLE IV
                  RATIFICATION, REPRESENTATIONS AND WARRANTIES

         SECTION 4.1. RATIFICATION. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and any other Loan Document, and except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Borrower and Administrative Agent agree that the Credit Agreement, as amended hereby, and the other Loan Documents shall continue to be legal, valid, binding and enforceable in accordance with their respective terms. The Liens are hereby ratified and confirmed as continuing to secure payment of the Notes. Nothing herein shall in any manner diminish, impair or extinguish the Notes, any of the Indebtedness evidenced thereby, any of the other Loan Documents or the Liens.

         SECTION 4.2. REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants to Administrative Agent that (i) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrower and will not violate any organizational document of Borrower, (ii) the representations and warranties contained in the Credit Agreement, as amended hereby, and any other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof, except to the extent such representations and warranties relate to an earlier date and (iii) Borrower is in full compliance with all covenants and agreements contained in the Credit Agreement, as amended hereby.

                                   ARTICLE V
                                  MISCELLANEOUS

         SECTION 5.1. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in the Credit Agreement or any other document or documents relating thereto, including, without limitation, any Loan Document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Administrative Agent or any closing shall affect the representations and warranties or the right of Administrative Agent to rely upon them.


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         SECTION 5.2. REFERENCE TO CREDIT AGREEMENT. Each of the Loan Documents,
including the Credit Agreement and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement, as amended hereby, are hereby amended so that any reference in such Loan Documents to the Credit Agreement shall mean a reference to the Credit Agreement, as amended hereby.

         SECTION 5.3. EXPENSES OF ADMINISTRATIVE AGENT. As provided in the Credit Agreement, Borrower agrees to pay on demand all reasonable costs and expenses incurred by Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the reasonable costs and fees of Administrative Agent's legal counsel, and all reasonable costs and expenses incurred by Administrative Agent in connection with the enforcement or preservation of any rights under the Credit Agreement, as amended hereby, or any other Loan Document, including, without limitation, the reasonable costs and fees of Administrative Agent's legal counsel.

         SECTION 5.4. SEVERABILITY. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

         SECTION 5.5. APPLICABLE LAW. THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN DALLAS COUNTY, TEXAS, AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

         SECTION 5.6. SUCCESSORS AND ASSIGNS. This Amendment is binding upon and shall inure to the benefit of Administrative Agent and Borrower and their respective successors and assigns, except Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Administrative Agent.

         SECTION 5.7. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

         SECTION 5.8. EFFECT OF WAIVER. No consent or waiver, express or implied, by Administrative Agent to or for any breach of or deviation from any covenant or condition of the Credit Agreement shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

         SECTION 5.9. HEADINGS. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

         SECTION 5.10. RELEASE. BORROWER AND GUARANTORS, ON BEHALF OF THEMSELVES AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS (COLLECTIVELY AND INDIVIDUALLY, "BORROWER PARTIES"), HEREBY FULLY, FINALLY AND COMPLETELY RELEASE AND FOREVER DISCHARGE ADMINISTRATIVE AGENT, THE LENDERS AND THEIR RESPECTIVE SUCCESSORS, ASSIGNS, AFFILIATES, SUBSIDIARIES, PARENTS, OFFICERS, SHAREHOLDERS, DIRECTORS, EMPLOYEES, ATTORNEYS, AGENTS AND PROPERTIES, PAST, PRESENT AND FUTURE, AND THEIR RESPECTIVE HEIRS, SUCCESSORS AND ASSIGNS (COLLECTIVELY AND INDIVIDUALLY, "BANK PARTIES"), OF AND FROM ANY AND ALL CLAIMS, CONTROVERSIES, DISPUTES, LIABILITIES, OBLIGATIONS, DEMANDS, DAMAGES, DEBTS, LIENS, ACTIONS AND CAUSES OF ACTION OF ANY

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AND EVERY NATURE WHATSOEVER, KNOWN OR UNKNOWN, WHETHER AT LAW, BY STATUTE OR IN
EQUITY, IN CONTRACT OR IN TORT, UNDER STATE OR FEDERAL JURISDICTION, AND WHETHER OR NOT THE ECONOMIC EFFECTS OF SUCH ALLEGED MATTERS ARISE OR ARE DISCOVERED IN THE FUTURE, WHICH BORROWER PARTIES HAVE AS OF THE DATE BORROWER EXECUTES THIS AGREEMENT ("BORROWER'S EXECUTION DATE") OR MAY CLAIM TO HAVE AGAINST BANK PARTIES ARISING OUT OF OR WITH RESPECT TO ANY AND ALL TRANSACTIONS RELATING TO THE LOAN OR THE LOAN DOCUMENTS OCCURRING ON OR BEFORE THE BORROWER'S EXECUTION DATE, INCLUDING ANY LOSS, COST OR DAMAGE OF ANY KIND OR CHARACTER ARISING OUT OF OR IN ANY WAY CONNECTED WITH OR IN ANY WAY RESULTING FROM THE ACTS, ACTIONS OR OMISSIONS OF BANK PARTIES OCCURRING ON OR BEFORE THE BORROWER'S EXECUTION DATE. THE FOREGOING RELEASE IS INTENDED TO BE, AND IS, A FULL, COMPLETE AND GENERAL RELEASE IN FAVOR OF BANK PARTIES WITH RESPECT TO ALL CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION AND OTHER MATTERS DESCRIBED THEREIN, INCLUDING SPECIFICALLY, WITHOUT LIMITATION, ANY CLAIMS, DEMANDS OR CAUSES OF ACTION BASED UPON ALLEGATIONS OF BREACH OF FIDUCIARY DUTY, BREACH OF ANY ALLEGED DUTY OF FAIR DEALING IN GOOD FAITH, ECONOMIC COERCION, USURY, OR ANY OTHER THEORY, CAUSE OF ACTION, OCCURRENCE, MATTER OR THING WHICH MIGHT RESULT IN LIABILITY UPON BANK PARTIES ARISING OR OCCURRING ON OR BEFORE THE BORROWER'S EXECUTION DATE. BORROWER PARTIES UNDERSTAND AND AGREE THAT THE FOREGOING GENERAL RELEASE IS IN CONSIDERATION FOR THE AGREEMENTS OF BANK CONTAINED HEREIN AND THAT THEY WILL RECEIVE NO FURTHER CONSIDERATION FOR SUCH RELEASE.

               NOTICE PURSUANT TO TEX. BUS. & COMM. CODE SS.26.02

         THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED BY ANY OF THE PARTIES BEFORE OR SUBSTANTIALLY CONTEMPORANEOUSLY WITH THE EXECUTION HEREOF, INCLUDING THE GUARANTY, TOGETHER CONSTITUTE A WRITTEN LOAN AGREEMENT WHICH REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                           [SIGNATURE PAGES TO FOLLOW]



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         EXECUTED to be effective as of the date first set forth above.


                                    Comerica Bank, successor-by-merger with
                                    Comerica Bank-Texas, as a Bank, as
                                    Administrative Agent, and as Issuing Bank


                                    By: /S/ DEBORAH T. PURVIN
                                        ----------------------------------------
                                    Name: DEBORAH T. PURVIN
                                    Title: VICE PRESIDENT


                                    LASALLE BANK NATIONAL ASSOCIATION, as a
                                    Bank, as Syndication Agent, and as
                                    Collateral Agent


                                    By: /S/ STEFAN LOEB
                                        ----------------------------------------
                                        Name: STEFAN R. LOEB
                                        Title: CORPORATE BANKING OFFICER



                                    FFE TRANSPORTATION SERVICES, INC., as
                                    Borrower


                                    By: /S/ T. G. YETTER
                                        ----------------------------------------
                                        T.G. Yetter, Vice President



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Each of the undersigned Guarantors hereby (a) consents and agrees to this
Amendment, and (b) agrees that its Guaranty shall continue to be the legal, valid and binding obligation of such Guarantor enforceable against such Guarantor in accordance with its terms.


                                    FROZEN FOOD EXPRESS INDUSTRIES, INC.


                                    By: /S/ THOMAS G. YETTER
                                        ----------------------------------------
                                         T.G. Yetter, Treasurer


                                    FFE, INC.


                                    By: /S/ THOMAS G. YETTER
                                        ----------------------------------------
                                         T.G. Yetter, Vice President


                                    CONWELL CORPORATION


                                    By: /S/ THOMAS G. YETTER
                                        ----------------------------------------
                                        T.G. Yetter, Vice President


                                    AIRPRO HOLDINGS, INC.


                                    By: /S/ F. DIXON MCELWEE, JR.
                                        ----------------------------------------
                                        F. Dixon McElwee, Jr.
                                        Senior Vice President


                                    LISA MOTOR LINES, INC.


                                    By: /S/ LEONARD W. BARTHOLOMEW
                                        ----------------------------------------
                                        Leonard W. Bartholomew, Secretary



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                                    FROZEN FOOD EXPRESS, INC.


                                    By: /S/ F. DIXON MCELWEE, JR.
                                        ----------------------------------------
                                        F. Dixon McElwee, Jr.
                                        Senior Vice President


                                    CONWELL CARTAGE, INC.


                                    By:/S/ LEONARD W. BARTHOLOMEW
                                        ----------------------------------------
                                        Leonard W. Bartholomew, Secretary


                                    MIDDLETON TRANSPORTATION COMPANY


                                    By: /S/ F. DIXON MCELWEE, JR.
                                        ----------------------------------------
                                        F. Dixon McElwee, Jr.
                                        Senior Vice President

                                    COMPRESSORS PLUS, INC.


                                    By: /S/ LEONARD W. BARTHOLOMEW
                                        ----------------------------------------
                                        Leonard W. Bartholomew, Secretary


                                    FFE LOGISTICS, INC.


                                    By: /S/ LEONARD W. BARTHOLOMEW
                                        ----------------------------------------
                                        Leonard W. Bartholomew, Secretary

                                    CONWELL, LLC,


                                    By: /S/ LEONARD W. BARTHOLOMEW
                                        ----------------------------------------
                                        Leonard W. Bartholomew, Secretary